EXHIBIT 4.1






                  IPALCO ENTERPRISES, INC.


                            and


          FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        Rights Agent




                      RIGHTS AGREEMENT

                 Dated as of June 28, 1990






        As Amended and Restated as of April 28, 1998

















                     TABLE OF CONTENTS

                                                        Page

Section 1.   Certain Definitions                           1

Section 2.   Appointment of Rights Agent                   8

Section 3.   Issue of Right Certificates                   8

Section 4.   Form of Right Certificates                   11

Section 5.   Countersignature and Registration            11

Section 6.   Transfer, Split Up, Combination and
               Exchange of Right Certificates;
               Mutilated, Destroyed, Lost or Stolen
               Right Certificates                         12

Section 7.   Exercise of Rights; Purchase Price;
               Expiration Date of Rights                  14

Section 8.   Cancellation and Destruction of Right
               Certificates                               16

Section 9.   Availability of Common Shares                17

Section 10.  Common Shares Record Date                    18

Section 11.  Adjustment of Purchase Price, Number of
               Shares or Number of Rights                 19

Section 12.  Certificate of Adjusted Purchase Price
               or Number of Shares                        31

Section 13.  Consolidation, Merger or Sale or Transfer
               of Assets or Earning Power                 31

Section 14.  Fractional Rights and Fractional Shares      35

Section 15.  Rights of Action                             36

Section 16.  Agreement of Right Holders                   37

Section 17.  Right Certificate Holder Not Deemed a
               Shareholder                                38

Section 18.  Concerning the Rights Agent                  38

Section 19.  Merger or Consolidation or Change of Name
             of Rights Agent                              40

Section 20.  Duties of Rights Agent                       41

Section 21.  Change of Rights Agent                       44

Section 22.  Issuance of New Right Certificates           45

Section 23.  Redemption                                   46

Section 24.  Exchange                                     49

Section 25.  Notice of Certain Events                     49

Section 26.  Notices                                      51

Section 27.  Supplements and Amendments                   52

Section 28.  Additional Covenants                         53

Section 29.  Successors                                   54

Section 30.  Benefits of this Agreement                   54

Section 31.  Severability                                 54

Section 32.  Governing Law                                54

Section 33.  Counterparts                                 55

Section 34.  Descriptive Headings                         55

             Signatures                                   56

Exhibit A - Form of Right Certificate

Exhibit B - Summary of Rights to Purchase Common Shares


                      RIGHTS AGREEMENT


     Agreement,  dated as of June 28, 1990, as  amended  and

restated as of April  28,  1998, between IPALCO Enterprises,

Inc.,  an Indiana corporation (the "Corporation"), and First

Chicago Trust Company of New York (the "Rights Agent").



     The  Board of Directors of the Corporation (the  "Board

of  Directors")  has  authorized  and  declared  a  dividend distribution of one Common Share Purchase Right (hereinafter referred  to  as  a  "Right")  for  each  Common  Share  (as hereinafter defined) of the Corporation outstanding and held of  record  as  of  the  Close of Business  (as  hereinafter defined)  on July 11, 1990 (the "Record Date"),  each  Right representing the right to purchase one Common Share upon the terms  and  subject to the conditions herein set forth,  and has  further  authorized and directed the  issuance  of  one

Right (as such number may hereafter be adjusted pursuant  to the  provisions  of  this Agreement) with  respect  to  each

Common  Share  that  shall  become outstanding  between  the

Record  Date and the earliest of the Distribution Date,  the

Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).



     Accordingly, in consideration of the premises  and  the

mutual agreements herein set forth, the parties hereby agree as follows:



     Section 1.  Certain definitions.  For purposes of  this

Agreement, the following terms have the meanings indicated:



     (a)   "Acquiring Person" shall mean  any Person who  or

which,  alone or together with all Affiliates and Associates of  such Person, shall be the Beneficial Owner of more  than

15%  of  the Common Shares then outstanding, but  shall  not include  (a)  the  Corporation or  any  Related  Person  and

(b)  any  such  Person who or which has become  and  is  the

Beneficial Owner of more than 15% of the Common Shares  then outstanding  solely as the result of (i)  a  change  in  the aggregate number of Common Shares outstanding since the last date  on which such Person acquired Beneficial Ownership  of any  Common Shares, unless subsequent to such reduction such

Person  or  any Affiliate or Associate of such Person  shall become  the Beneficial Owner of any additional Common Shares other  than as a result of a stock dividend, stock split  or similar transaction effected by the Corporation in which all shareholders  are treated equally, (ii) the  acquisition  by such  Person or one or more of its Affiliates or  Associates of  Beneficial Ownership of additional Common Shares if such acquisition  was  made in the good faith  belief  that  such acquisition would not (A) cause the Beneficial Ownership  by such Person together with its Affiliates and Associates,  to exceed  15% of the Common Shares outstanding at the time  of such acquisition and such good faith belief was based on the good  faith  reliance on information contained  in  publicly filed  reports  or  documents of the  Corporation  that  are

inaccurate  or  out-of-date  or   (B)   otherwise  cause   a

Distribution  Date  or  the  adjustment  provided   for   in

Section  11(a)  (ii) to occur, or (iii) the  acquisition  by such  Person or one or more of its Affiliates or  Associates of  Beneficial Ownership of additional Common Shares if  the

Board of Directors determines that such acquisition was made in  good faith without the knowledge by such Person or  such

Person's Affiliates or Associates that such Person  or  such

Person's  Affiliates or Associates would thereby  become  an

Acquiring  Person,  which  determination  of  the  Board  of

Directors  shall be conclusive and binding on  such  Person,

the  Rights Agent, the holders of the Rights and  all  other

Persons.  Notwithstanding clause (b)(ii) or (b)(iii) of  the prior  sentence,  if  any Person that is  not  an  Acquiring

Person  due  to  such clause (b)(ii) or  (b)(iii)  does  not reduce  its  percentage of Beneficial  Ownership  of  Common

Shares  to  15% or less of the Common Shares outstanding  by the Close of Business on the tenth calendar day after notice from  the  Corporation (the date of notice being  the  first day)  that  such  Person's Beneficial  Ownership  of  Common

Shares would make it an Acquiring Person, such Person shall,

at  the  end  of  such ten calendar day  period,  become  an

Acquiring Person (and such clause  (b)(ii) or (b)(iii) shall no  longer  apply  to such Person).  For  purposes  of  this definition,  the determination whether any Person  acted  in

"good  faith"  shall be conclusively made by  the  Board  of

Directors.



     (b)   the  "Act" shall have the meaning  set  forth  in

Section 9 hereof.



     (c)    "Affiliate"  and  "Associate"  shall  have   the

respective meanings ascribed to such terms in Rule l2b-2  of the  General  Rules  and Regulations  under  the  Securities

Exchange Act of 1934, as amended (the "Exchange Act"), as in effect  on  the  date  of  this  Agreement  as  amended  and restated.



     (d)  A Person shall be deemed the "Beneficial Owner" of

and  shall  be  deemed to "beneficially own"  and  shall  be deemed to have "Beneficial Ownership" of, any securities:



     (i)    which  such  Person  or  any  of  such  Person's

Affiliates  or  Associates is deemed  to  beneficially  own,

directly  or indirectly within the meaning of Rule 13d-3  of the General Rules and Regulations under the Exchange Act, as in  effect  on  the date of this Agreement  as  amended  and restated;



     (ii)   which  such  Person  or  any  of  such  Person's

Affiliates  or  Associates  has (A)  the  right  to  acquire

(whether such right is exercisable immediately or only after the  passage of time) pursuant to any agreement, arrangement or  understanding  (written or oral) (other  than  customary agreements  with and between underwriters and selling  group members  with  respect  to a bona fide  public  offering  of securities),  or  upon  the exercise of  conversion  rights,

exchange  rights, rights (other than these Rights), warrants or  options, or otherwise; provided, however, that a  Person

shall  not  be  deemed  the  Beneficial  Owner  of,  or   to

beneficially own, securities tendered pursuant to  a  tender or exchange offer made by or on behalf of such Person or any

of   such  Person's  Affiliates  or  Associates  until  such

tendered securities are accepted for purchase or exchange or cease  to be subject to withdrawal by the tendering security holder;  or (B) the right to vote or dispose of pursuant  to any  agreement,  arrangement or  understanding  (written  or oral);  provided, however, that a Person shall not be deemed the  Beneficial  Owner  of,  or  to  beneficially  own,  any security  if  the  agreement, arrangement  or  understanding

(written  or  oral) to vote such security (1) arises  solely from  a  revocable proxy or consent given to such Person  in response  to  a  public proxy or consent  solicitation  made pursuant  to,  and in accordance with, the applicable  rules and  regulations  promulgated under  the  Exchange  Act  and

(2)  the  Beneficial Ownership of such security is not  also then  reportable on Schedule 13D under the Exchange Act  (or any comparable or successor report); or



     (iii)      which  are beneficially owned,  directly  or

indirectly,  by any other Person with which such  Person  or any  of  such  Person's  Affiliates or  Associates  has  any agreement,  arrangement or understanding (written  or  oral)

(other   than   customary  agreements   with   and   between

underwriters  and selling group members with  respect  to  a bona fide public offering of securities) for the purpose  of

acquiring,   holding,   voting   (except   to   the   extent

contemplated  by  the  proviso to  Section  1(d)(ii)(B))  or disposing  of  any securities of the Corporation;  provided,

however,  that  a Person shall not be deemed the  Beneficial

Owner  of,  or  to  beneficially own, any security  if  such

Beneficial  Ownership arises solely  as  a  result  of  such

Person's  status  as  a  "clearing agency,"  as  defined  in

Section 3(a)(23) of the Securities Exchange Act of 1934,  as

amended.



     Notwithstanding   anything  in   this   definition   of

Beneficial  Ownership  to  the contrary,  the  phrase  "then

outstanding,"  when  used  with  reference  to  a   Person's

Beneficial Ownership of securities of the Corporation, shall

mean   the  number  of  such  securities  then  issued   and

outstanding together with the number of such securities  not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.



     (e)   "Business Day" shall mean any day  other  than  a

Saturday,  a  Sunday, or a day on which banking institutions in  the State of New York are authorized or obligated by law or executive order to close.



     (f)   "Close of Business" on any given date shall  mean

5:00  P.M.,  eastern standard time, on such date;  provided,

however,  that if such date is not a Business Day "Close  of

Business"  shall mean 5:00 P.M., eastern standard  time,  on the next succeeding Business Day.



     (g)   "Common Shares" when used with reference  to  the

Corporation prior to the occurrence of an event described in

Section  13(a), (b) or (c) shall mean the shares  of  common stock,  without par value, of the Corporation or  any  other shares  of capital stock of the Corporation into which  such common  stock  shall  be reclassified or changed;  provided,

however,  "Common  Shares" when used  with  reference  to  a

Person  (other  than  the  Corporation  prior  to  an  event described  in Section 13(a), (b) or (c)), shall mean  shares of  capital  stock  of  such Person (if  such  Person  is  a corporation)  of  any class or series, or  units  of  equity

interests  in  such  Person  (if  such  Person  is   not   a

corporation) of any class or series, the terms of  which  do

not   limit   (as  a  maximum  amount  and  not  merely   in

proportional  terms)  the  amount  of  dividends  or  income payable  or  distributable on such class or  series  or  the amount of assets distributable on such class or series  upon any  voluntary  or involuntary liquidation,  dissolution  or winding up of such Person and do not provide that such class or  series  is subject to redemption at the option  of  such

Person,  or any shares of capital stock or units  of  equity interests into which the foregoing shall be reclassified  or changed.





     (h)   "Distribution  Date" shall mean  the  earlier  of

(i)  the Close of Business on the day the Corporation learns that  a  Person has become an Acquiring Person or  (ii)  the

Close of Business on such date, if any, as may be designated by the Board of Directors after the date of the commencement by  any  Person (other than the Corporation or  any  Related

Person),  of,  or  of the first public announcement  of  the intention of any Person (other than the Corporation  or  any

Related Person), to commence, a tender or exchange offer the consummation  of  which  could result  in  any  such  Person becoming  the Beneficial Owner of Common Shares  aggregating

more   than  15%  of  the  then  outstanding  Common  Shares

(including  any such date which is after the  date  of  this

Agreement and prior to the issuance of the Rights).



     (i)  "Exchange Act" shall have the meaning set forth in

Section 1(c) hereof.



     (j)  "Final Expiration Date" shall have the meaning set

forth in Section 7 hereof.



     (k)    "Person"   shall  mean  any  individual,   firm,

corporation,  limited liability company, partnership,  joint venture, association, trust, unincorporated organization  or other entity, and shall include any successor (by merger  or otherwise) of such entity.



     (l)   "Purchase Price" shall have the meaning set forth

in Section 4 hereof.



     (m)  "Redemption Date" shall have the meaning set forth

in Section 3 hereof.



     (n)   "Redemption  Price" shall have  the  meaning  set

forth in Section 23 hereof.



     (o)  "Related Person" shall mean (i) any Subsidiary  of

the   Corporation,  (ii)  any  employee  benefit  or   stock

ownership plan of the Corporation or any of its Subsidiaries or  any entity holding Common Shares for or pursuant to  the terms  of  any  such plan, or (iii) any Person who  acquires

Common  Shares  from the Corporation or  any  other  Related

Person  in one or a series of related transactions, each  of which  is  approved  by  the Board of  Directors;  provided,

however,  that  if any Person who becomes a  Related  Person solely by virtue of subsection (iii) above, or any Affiliate or  Associate  of  such  Person,  subsequently  becomes  the

Beneficial  Owner  of  any additional  Common  Shares  in  a transaction  or transactions not approved by  the  Board  of

Directors, such Person shall no longer be deemed a  "Related

Person"  with respect to all Common Shares of which  it,  or any  of  its  Affiliates or Associates,  is  the  Beneficial

Owner.



     (p)   "Right  Certificate" shall have the  meaning  set

forth in Section 3 hereof.



     (q)  "Share Acquisition Date" shall mean the first date

of  public  announcement by the Corporation or an  Acquiring

Person that an Acquiring Person has become such.



     (r)    "Subsidiary"  of  any  Person  shall  mean   any

corporation  or  other entity of which  a  majority  of  the voting  power  of  the  voting equity securities  or  equity interest is owned, directly or indirectly, by such Person.



     Section   2.    Appointment  of  Rights   Agent.    The

Corporation hereby appoints the Rights Agent to act as agent for  the Corporation and the holders of the Rights (who,  in accordance  with  Section  3  hereof,  shall  prior  to  the

Distribution Date also be the holders of the Common  Shares)

in  accordance with the terms and conditions hereof, and the

Rights   Agent   hereby  accepts  such   appointment.    The

Corporation  may  from time to time appoint  such  co-Rights

Agents  as  it  may  deem necessary or desirable  (the  term

"Rights Agent" being used herein to refer, collectively,  to the  Rights Agent together with any such co-Rights  Agents).

The  Corporation may appoint itself or a Subsidiary  of  the

Corporation  as  a co-Rights Agent at any time  prior  to  a

Distribution  Date.   In the event the Corporation  appoints

one  or more co-Rights Agents, the respective duties of  the

Rights  Agent  and  any co-Rights Agents  shall  be  as  the

Corporation shall determine.



     Section 3.  Issue of Right Certificates.



     (a)   Until the Distribution Date, (i) the Rights  will

be  evidenced  (subject to the provisions  of  Section  3(b)

hereof) by the certificates for Common Shares registered  in the  names of the holders thereof (which certificates  shall also be deemed to be Right Certificates) and not by separate

Right  Certificates,  and (ii) the right  to  receive  Right

Certificates  will be transferable only in  connection  with the transfer of Common Shares.  As soon as practicable after the  Distribution  Date, the Corporation  will  prepare  and

execute,  the  Rights  Agent  will  countersign,   and   the

Corporation  will send or cause to be sent (and  the  Rights

Agent  will,  if  requested, send) by first-class,  postage-

prepaid maid, to each record holder of Common Shares  as  of the  Close  of  Business on the Distribution  Date,  at  the

address  of  such  holder  shown  on  the  records  of   the

Corporation, a Right Certificate, in substantially the  form of  Exhibit A hereto (a "Right Certificate"), evidencing one

Right for each Common Share so held.  As of the Distribution

Date,  the  Rights will be evidenced solely  by  such  Right

Certificates.



     (b)   On  the  Record Date, or as soon  as  practicable

thereafter, the Corporation will send a copy of a Summary of

Rights to Purchase Common Shares, in substantially the  form of  Exhibit  B hereto (the "Summary of Rights"),  by  first-

class, postage-prepaid mail, to each record holder of Common

Shares  as of the close of business on the Record  Date,  at the  address  of  such holder shown on the  records  of  the

Corporation. With respect to certificates for Common  Shares outstanding  as  of the Record Date, until the  Distribution

Date,  the  Rights  will be evidenced by  such  certificates

registered in the names of the holders thereof.   Until  the

Distribution Date (or the earlier of the Redemption Date  or the  Final  Expiration Date), the surrender for transfer  of any  certificate for Common Shares outstanding on the Record

Date,  with  or  without  a copy of the  Summary  of  Rights attached thereto, shall also constitute the transfer of  the

Rights   associated  with  the  Common  Shares   represented

thereby.



     (c)    Certificates  for  Common  Shares  which  become

outstanding   (including,  without  limitation,   reacquired

Common  Shares  referred to in the  last  sentence  of  this paragraph  (c))  after  the Record Date  but  prior  to  the earliest of the Distribution Date, the date the  Rights  are redeemed  as  provided in Section 23 hereof (the "Redemption

Date") or the Final Expiration Date shall have impressed on,

printed  on,  written on or otherwise affixed  to  them  the following legend:



          This  certificate also evidences and entitles
          the  holder hereof to certain rights  as  set
          forth  in  a Rights Agreement between  IPALCO
          Enterprises,  Inc.  and First  Chicago  Trust
          Company  of  New York, dated as of  June  28,
          1990  (the "Rights Agreement"), the terms  of
          which  are  hereby  incorporated  herein   by
          reference and a copy of which is on  file  at
          the  principal  executive offices  of  IPALCO
          Enterprises,     Inc.      Under      certain
          circumstances,  as set forth  in  the  Rights
          Agreement,  such Rights will be evidenced  by
          separate  certificates and will no longer  be
          evidenced   by   this  certificate.    IPALCO
          Enterprises, Inc. will mail to the holder  of
          this   certificate  a  copy  of  the   Rights
          Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.

With  respect to such certificates containing the  foregoing legend,  until the Distribution Date, the Rights  associated with  the  Common  Shares represented by  such  certificates shall  be  evidenced  by such certificates  alone,  and  the surrender  for transfer of any such certificate  shall  also constitute  the transfer of the Rights associated  with  the

Common  Shares represented thereby.  Following the  date  of the  amendment  and  restatement  of  this  Agreement,  such certificates  may,  but shall not be  required  to,  bear  a

legend  reflecting such amendment and restatement.   In  the

event  that the Corporation purchases or acquires any Common

Shares  after  the Record Date but prior to the Distribution

Date, any Rights associated with such Common Shares shall be deemed  cancelled and retired so that the Corporation  shall not  be entitled to exercise any Rights associated with  the

Common    Shares   which   are   no   longer    outstanding.

Notwithstanding this Section 3(c), neither the omission of a legend nor the inclusion of a legend that makes reference to a  rights  agreement other than this Agreement shall  affect the  enforceability  of any part of this  Agreement  or  the rights of any holder of Rights.



     Section  4.   Form  of Right Certificates.   The  Right

Certificates  (and the forms of election to purchase  Common

Shares  and  of  assignment to be  printed  on  the  reverse thereof)  shall be in substantially the same form set  forth

as   Exhibit   A   hereto  and  may  have  such   marks   of

identification or designation and such legends, summaries or endorsements  printed  thereon as the Corporation  may  deem appropriate and as are not inconsistent with the  provisions of  this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made  pursuant thereto or with any rule or regulation of any stock exchange on  which the Rights may from time to time be listed, or  to conform to usage.  Subject to the provisions of Sections  7,

11  and 22 hereof, the Right Certificates shall be dated the

Distribution Date and shall entitle the holders  thereof  to purchase such number of Common Shares as shall be set  forth therein at the price per Common Share set forth therein (the

"Purchase Price"), but the number of such Common Shares  and the  Purchase  Price  shall  be  subject  to  adjustment  as provided herein.



     Section  5.   Countersignature and  Registration.   The

Right  Certificates  shall  be executed  on  behalf  of  the

Corporation by its Chairman of the Board, its President, any

of its Vice Presidents, or its Treasurer, either manually or by  facsimile  signature,  shall have  affixed  thereto  the

Corporation's  seal  or a facsimile thereof,  and  shall  be attested by the Secretary or any Assistant Secretary of  the

Corporation, either manually or by facsimile signature.  The

Right  Certificates shall be manually countersigned  by  the

Rights  Agent and shall not be valid for any purpose  unless

countersigned.   In case any officer of the Corporation  who

shall  have signed any of the Right Certificates shall cease

to    be    such   officer   of   the   Corporation   before

countersignature  by  the  Rights  Agent  and  issuance  and

delivery   by  the  Corporation,  such  Right  Certificates,

nevertheless, may be countersigned by the Rights  Agent  and issued and delivered by the Corporation with the same  force and  effect  as  though  the person who  signed  such  Right

Certificates  had  not  ceased to be  such  officer  of  the

Corporation;  and  any Right Certificate may  be  signed  on behalf  of the Corporation by any person who, at the  actual date of the execution of such Right Certificate, shall be  a proper  officer  of  the  Corporation  to  sign  such  Right

Certificate, although at the date of the execution  of  this

Agreement any such person was not such an officer.



     Following the Distribution Date, the Rights Agent  will

keep or cause to be kept, at its principal office, books for registration  and transfer of the Right Certificates  issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of  Rights  evidenced  on its face  by  each  of  the  Right

Certificates and the date of each of the Right Certificates.



     Section   6.   Transfer,  Split  Up,  Combination   and

Exchange  of Right Certificates; Mutilated, Destroyed,  Lost

or  Stolen Right Certificates.  Subject to the provisions of

Sections  7  and 14 hereof, at any time after the  Close  of

Business  on the Distribution Date, and at or prior  to  the

Close  of  Business on the Final Expiration Date, any  Right

Certificate   or  Right  Certificates  (other   than   Right

Certificates  representing  Rights  that  have  become  void pursuant  to  Section 11(a)(iii) hereof or  that  have  been exchanged pursuant to Section 24 hereof) may be transferred,

split   up,   combined  or  exchanged  for   another   Right

Certificate or Right Certificates, entitling the  registered holder  to  purchase a like number of Common Shares  as  the

Right  Certificate  or Right Certificates  surrendered  then entitled  each  holder to purchase.  Any  registered  holder desiring  to  transfer, split up, combine  or  exchange  any

Right  Certificate  or Right Certificates  shall  make  such request in writing delivered to the Rights Agent, and  shall surrender the Right Certificate or Right Certificates to  be transferred, split up, combined or exchanged at  the  office of  the Rights Agent designated for such purpose ; provided,

however,  that neither the Rights Agent nor the  Corporation shall  be  obligated  to  take any  action  whatsoever  with respect to the transfer of any Right Certificate surrendered

for   transfer  until  the  registered  holder  shall   have

completed and signed the certification contained in the form of  assignment on the reverse side of such Right Certificate and  shall  have  provided such additional evidence  of  the identity  of  the  Beneficial Owner  (or  former  Beneficial

Owner)   or   Affiliates  or  Associates  thereof   as   the

Corporation  or  the Rights Agent shall reasonably  request.

Thereupon the Rights Agent shall, subject to Sections 7  and

14  hereof,  countersign and deliver to the person  entitled thereto  a Right Certificate or Right Certificates,  as  the case  may he, as so requested.  The Corporation may  require payment of a sum sufficient to cover any tax or governmental charge  that may be imposed in connection with any transfer,

split up, combination or exchange of Right Certificates.



     Upon receipt by the Corporation and the Rights Agent of

evidence reasonably satisfactory to them of the loss, theft,

destruction  or mutilation of a Right Certificate,  and,  in case of loss, theft or destruction, of indemnity or security reasonably  satisfactory to them, and, at the  Corporation's request,  reimbursement to the Corporation  and  the  Rights

Agent  of  all  reasonable expenses incidental thereto,  and upon  surrender to the Rights Agent and cancellation of  the

Right  Certificate if mutilated, the Corporation  will  make and  deliver  a new Right Certificate of like tenor  to  the

Rights  Agent for delivery to the registered holder in  lieu of  the  Right  Certificate so lost,  stolen,  destroyed  or mutilated.



     Notwithstanding   any  other  provision   hereof,   the

Corporation and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.



     Section   7.   Exercise  of  Rights;  Purchase   Price;

Expiration Date of Rights.



     (a)  The registered holder of any Right Certificate may

exercise  the Rights evidenced thereby (except as  otherwise provided  herein) in whole or in part at any time after  the

Distribution  Date upon surrender of the Right  Certificate,

with  the  form of election to purchase on the reverse  side thereof duly executed, to the Rights Agent at the office  of the  Rights Agent designated for such purpose, together with payment  of the Purchase Price for each Common Share  as  to which  the Rights are exercised, at or prior to the earliest of  (i)  the Close of Business on April 28, 2008 (the "Final

Expiration Date") or (ii) the time at which such Rights  are exchanged as provided in Section 24 hereof.



     (b)   The Purchase Price for each Common Share pursuant

to the exercise of a Right shall initially be $120.00, shall be  subject  to adjustment from time to time as provided  in

Sections  11  and 13 hereof and shall be payable  in  lawful money  of  the  United States of America in accordance  with paragraph (c) below.  All references herein to the  Purchase

Price shall mean the Purchase Price as in effect at the time in question.



     (c)   Upon  receipt of a Right Certificate representing

exercisable  Rights, with the form of election  to  purchase duly  executed, accompanied by payment of the Purchase Price for  the shares to be purchased and an amount equal  to  any applicable transfer tax required to be paid by the holder of such  Right Certificate in accordance with Section 9  hereof by  certified check, cashier's check or money order  payable to  the  order  of the Corporation, the Rights  Agent  shall thereupon  promptly  (i)  either (A)  requisition  from  any transfer  agent  of the Common Shares certificates  for  the number  of Common Shares to be purchased and the Corporation hereby  irrevocably authorizes its transfer agent to  comply

with  all  such  requests,  or  (B)  requisition  from   the

depositary  agent  depositary  receipts  representing   such

number  of  Common Shares as are to be purchased  (in  which case  certificates for the Common Shares represented by such receipts  shall be deposited by the transfer agent with  the depositary  agent)  and the Corporation hereby  directs  the depositary  agent  to comply with such  request,  (ii)  when appropriate, requisition from the Corporation the amount  of cash to be paid in lieu of issuance of fractional shares  in accordance  with Section 14 hereof, (iii) after  receipt  of such certificates or depositary receipts, cause the same  to be  delivered to or upon the order of the registered  holder of  such Right Certificate, registered in such name or names

as   may  be  designated  by  such  holder  and  (iv)   when

appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.



     (d)   In  case  the  registered  holder  of  any  Right

Certificate  shall  exercise  less  than  all   the   Rights

evidenced thereby, a new Right Certificate evidencing Rights equivalent  to  the  Rights remaining unexercised  shall  be issued by the Rights Agent to the registered holder of  such

Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.



     (e)   The Corporation covenants and agrees that it will

cause  to  be  reserved  and  kept  available  out  of   its

authorized  and unissued Common Shares or any Common  Shares held  in its treasury, free from preemptive rights or rights of  first refusal, the number of Common Shares that will  be sufficient to permit the exercise in full of all outstanding

Rights in accordance with this Section 7.



     (f)   Notwithstanding anything in this Agreement to the

contrary, neither the Rights Agent nor the Corporation shall be  obligated  to  undertake any action with  respect  to  a

registered  holder  of  any  Right  Certificates  upon   the

occurrence  of any purported exercise as set forth  in  this

Section   7   unless  such  registered  holder  shall   have

(i)  completed and signed the certificate contained  in  the form  of election to purchase set forth on the reverse  side of  the Right Certificate surrendered for such exercise  and

(ii)  provided such additional evidence of the  identity  of

the  Beneficial  Owner  (or  former  Beneficial  Owner)   or

Affiliates  or  Associates thereof as the Corporation  shall reasonably request.



     Section  8.   Cancellation  and  Destruction  of  Right

Certificates.   All Right Certificates surrendered  for  the

purpose  of  exercise, transfer, split  up,  combination  or exchange shall, if surrendered to the Corporation or to  any of  its  agents,  be  delivered  to  the  Rights  Agent  for cancellation or in cancelled form, or, if surrendered to the

Rights  Agent,  shall  be cancelled  by  it,  and  no  Right

Certificates  shall  be  issued in lieu  thereof  except  as expressly  permitted  by  any  of  the  provisions  of  this

Agreement.   The  Corporation shall deliver  to  the  Rights

Agent  for cancellation and retirement, and the Rights Agent shall  so  cancel  and retire, any other  Right  Certificate purchased or acquired by the Corporation otherwise than upon the  exercise thereof.  The Rights Agent shall  deliver  all cancelled  Right Certificates to the Corporation, or  shall,

at  the  written  request  of the Corporation,  provide  the

Corporation with a microfiche copy thereof and destroy  such cancelled  Right Certificates, and deliver a certificate  of destruction thereof to the Corporation.



     Section 9.  Availability of Common Shares.



     (a)    So  long  as  the  Common  Shares  issuable  and

deliverable upon the exercise of Rights may be listed on any national securities exchange, the Corporation shall use  its best  efforts  to  cause, from and after such  time  as  the

Rights  become exercisable, all Common Shares  reserved  for issuance to be listed on such exchange upon official  notice of issuance upon such exercise.



     (b)   The  Corporation shall use its  best  efforts  to

(i)  file, as soon as practicable following the Distribution

Date,  a registration statement under the Securities Act  of

1933, as amended (the "Act"), with respect to the securities purchasable  upon exercise of the Rights on  an  appropriate form,  (ii)  cause  such registration  statement  to  become effective  as  soon  as practicable after  such  filing  and

(iii)  cause such registration statement to remain effective

(with a prospectus at all times meeting the requirements  of the  Act) until the earlier of (A) the date as of which  the

Rights  are  no longer exercisable for such securities,  and

(B)  the  earlier  of  the  Final  Expiration  Date  or  the

Redemption Date.  The Corporation will also take such action as  may be appropriate under, or to ensure compliance  with,

the  securities or "blue sky" laws of the various states  in connection with the exercisability of the Rights;  provided,

however,  that the Corporation may temporarily  suspend  the exercisability  of the Rights in order to prepare  and  file

such   registration  statement  and  permit  it  to   become

effective  and  upon  any such suspension,  the  Corporation

shall   issue  a  public  announcement  stating   that   the

exercisability of the Rights has been temporarily suspended,

as  well  as  a  public announcement at  such  time  as  the suspension is no longer in effect. Notwithstanding any  such provision  of  this  Agreement to the contrary,  the  Rights shall  not  be  exercisable in any jurisdiction  unless  the requisite qualification in such jurisdiction shall have been obtained.

     (c)   The Corporation covenants and agrees that it will

take all such action as may be necessary to ensure that  all

Common  Shares delivered upon exercise of Rights  shall,  at the  time  of  delivery of the certificates for such  Common

Shares  (subject to payment of the Purchase Price), be  duly and  validly  authorized  and  issued  and  fully  paid  and nonassessable shares.



     (d)   The Corporation further covenants and agrees that

it  will  pay  when due and payable any and all federal  and state  transfer taxes and charges which may  be  payable  in

respect   of   the  issuance  or  delivery  of   the   Right

Certificates  or of any Common Shares upon the  exercise  of

Rights.  The Corporation shall not, however, be required  to pay  any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than,  or  the  issuance  or  delivery  of  certificates  or depositary  receipts for the Common Shares in a  name  other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver  any certificates or depositary receipts for  Common

Shares  upon the exercise of any Rights until any  such  tax shall  have  been paid (any such tax being  payable  by  the holder  of  such Right Certificate at the time of surrender)

or  until  it  has  been  established to  the  Corporation's reasonable satisfaction that no such tax is due.



     Section 10.  Common Shares Record Date.  Each person in

whose name any certificate for Common Shares is issued  upon the  exercise of Rights shall for all purposes be deemed  to have  become  the  holder of record  of  the  Common  Shares represented thereby on, and such certificate shall be dated,

the  date  upon which the Right Certificate evidencing  such

Rights  was  duly  surrendered and payment of  the  Purchase

Price   (and  any  applicable  transfer  taxes)  was   made;

provided,  however, that if the date of such  surrender  and payment  is  a  date upon which the Common  Shares  transfer books  of  the Corporation are closed, such person shall  be deemed  to  have become the record holder on such succeeding

Business  Day on which the Common Shares transfer  books  of the  Corporation  are open.  Prior to the  exercise  of  the

Rights  evidenced thereby, the holder of a Right Certificate shall  not  be entitled to any rights of a holder of  Common

Shares for which the Rights shall be exercisable, including,

without  limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights,

and  shall  not  be entitled to receive any  notice  of  any proceedings of the Corporation, except as provided herein.



     Section  11.  Adjustment of Purchase Price;  Number  of

Shares  or Number of Rights.  The Purchase Price, the number of  Common  Shares covered by each Right and the  number  of

Rights  outstanding are subject to adjustment from  time  to time as provided in this Section 11.



(a)  (i)    In the event the Corporation shall at  any  time

after  the date of this Agreement (A) declare a dividend  on the  Common  Shares payable in Common Shares, (B)  subdivide the  outstanding Common Shares, (C) combine the  outstanding

Common  Shares  into a smaller number of  Common  Shares  or

(D)   issue   any  shares  of  its  capital   stock   in   a

reclassification  of the Common Shares (including  any  such reclassification  in  connection  with  a  consolidation  or merger  in  which  the  Corporation  is  the  continuing  or surviving corporation), except as otherwise provided in this

Section  11(a), the Purchase Price in effect at the time  of the  record date for such dividend or of the effective  date of  such  subdivision, combination or reclassification,  and the  number and kind of shares of capital stock issuable  on such  date,  shall be proportionately adjusted so  that  the holder  of  any  Right exercised after such  time  shall  be entitled to receive the aggregate number and kind of  shares of  capital  stock which, if such Right had  been  exercised immediately prior to such date and at a time when the Common

Shares transfer books of the Corporation were open, he would have  owned upon such exercise and been entitled to  receive by  virtue  of  such dividend, subdivision,  combination  or reclassification; provided, however, that in no event  shall the  consideration to be paid upon the exercise of one Right be  less  than  the  aggregate par value of  the  shares  of capital  stock of the Corporation issuable upon exercise  of one Right.



     (ii)  Subject to Section 24 of this Agreement,  in  the

event  that  any  Person, together with  any  Affiliates  or

Associates of such Person, becomes an Acquiring Person,

then each holder of a Right shall thereafter have a right to receive, upon exercise thereof in accordance with the  terms of this Agreement and in lieu of the number of Common Shares for  which  the  Right is then exercisable, such  number  of

Common  Shares of the Corporation as shall equal the  result obtained by (x) multiplying the then current Purchase  Price by  the  number of Common Shares for which a Right  is  then exercisable and dividing that product by (y) 50% of the then current  per share market price of the Corporation's  Common

Shares (determined pursuant to Section 11(d) hereof) on  the date  such Person became an Acquiring Person.  In the  event that  any  Person shall become an Acquiring Person  and  the

Rights shall then be outstanding, the Corporation shall  not take  any  action  which  would eliminate  or  diminish  the benefits intended to be afforded by the Rights.



     (iii)     From and after the time any Person becomes an

Acquiring  Person, any Rights that are or were  acquired  or

beneficially  owned by (A) such Acquiring  Person  (or   any

Associate  or  Affiliate of such Acquiring  Person),  (B)  a transferee  of an Acquiring Person (or of any  Associate  or

Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (other than pursuant to  the penultimate sentence of the definition of "Acquiring

Person") or (C) a transferee of an Acquiring Person  (or  of any  Associate  or Affiliate of such Acquiring  Person)  who becomes  a  transferee  prior to or  concurrently  with  the

Acquiring  Person  becoming such and  receives  such  Rights pursuant  to  either  (x) a transfer  (whether  or  not  for consideration)  from  the Acquiring  Person  to  holders  of equity  interests in such Acquiring Person or to any  Person with whom the Acquiring Person has any continuing agreement,

arrangement   or  understanding  regarding  the  transferred

rights  or  (y) a transfer which the Board of Directors  has determined is a part of a plan, arrangement or understanding which  has  as a primary purpose or effect the avoidance  of this  Section 11(a)(iii), shall become null and void without any  further action and no holder of such Rights shall  have any  rights whatsoever with respect to such Rights,  whether

under  any  provision of this Agreement  or  otherwise.   No

Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring  Person whose  Rights  would  be  void  pursuant  to  the  preceding sentence  or  any Associate or Affiliate thereof;  no  Right

Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant  to  the  preceding sentence or  any  Associate  or

Affiliate  thereof  or  to  any nominee  of  such  Acquiring

Person,  Associate  or Affiliate; and any Right  Certificate

delivered  to the Rights Agent for transfer to an  Acquiring

Person  whose Rights would be void pursuant to the preceding sentence  or  any  Associate or Affiliate thereof  shall  be cancelled.  The Corporation shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(iii) are complied with, but shall have no liability to any holder  of any Right certificate or any other Person as a result of its failure  to  make  any determinations  with  respect  to  an

Acquiring  Person  or  its Affiliate or  Associate,  or  any

transferee thereof, hereunder.



     (iv)  In  the event that there shall not be  sufficient

Common  Shares  authorized  and  unissued,  to  permit   the

exercise  in  full  of  the Rights in  accordance  with  the foregoing subparagraph (ii), the Corporation shall take  all such  action  as  may  be necessary to authorize  additional

Common  Shares  for issuance upon exercise  of  the  Rights.

However,   if  the  Corporation  is  unable  to  cause   the

authorization of additional Common Shares within 90 calendar days  after the occurrence of an event in Section 11(a)(ii),

then,  notwithstanding  anything in this  Agreement  to  the

contrary,    the    Corporation   shall   determine    (such

determination  to  be made in good faith  by  the  Board  of

Directors  and  evidenced  by a statement  provided  to  the

Rights  Agent) the excess of the value of the Common  Shares issuable  upon  the  exercise of a Right over  the  Purchase

Price  (such  excess being hereinafter referred  to  as  the

"Spread")  and  shall  be obligated  to  deliver,  upon  the surrender of such Right and without requiring payment of the

Purchase Price, Common Shares (to the extent available)  and cash  (to  the extent permitted by applicable  law  and  any agreements  or  instruments to which the  Corporation  is  a party in effect immediately prior to the first occurrence of an  event in Section 11 (a)(ii)) in an amount equal  to  the

Spread.   To  the  extent  that  any  legal  or  contractual

restrictions  prevent the Corporation from paying  the  full amount  of  cash  payable in accordance with  the  foregoing sentence, the Corporation shall pay to holders of the Rights as  to which such payments are payable all amounts which are not  then  restricted on a pro rata basis and shall continue to  make  payments  on  a  pro rata basis  as  funds  become available  until  the full amount due  to  each  such  Right holder has been paid.



     (b)   In  case the Corporation shall fix a record  date

for  the  issuance  of rights, options or  warrants  to  all holders  of  Common  Shares entitling  them  (for  a  period expiring within 45 calendar days after such record date)  to subscribe  for  or purchase Common Shares (or shares  having the  same  rights, privileges and preferences as the  Common

Shares   ("equivalent   common   shares"))   or   securities

convertible  into Common Shares or equivalent common  shares at  a price per Common Share or equivalent common share  (or

having   a   conversion  price  per  share,  if  a  security

convertible into Common Shares or equivalent common  shares)

less  than  the then current per share market price  of  the

Common  Shares (as defined in Section 11(d)) on such  record date,  the Purchase Price to be in effect after such  record date  shall be determined by multiplying the Purchase  Price in  effect  immediately  prior to  such  record  date  by  a fraction,  the  numerator of which shall be  the  number  of

Common  Shares  outstanding on such  record  date  plus  the number  of Common Shares which the aggregate offering  price of  the  total  number  of Common Shares  and/or  equivalent common shares so to be offered (and/or the aggregate initial conversion  price  of the convertible securities  so  to  be offered) would purchase at such current market price and the denominator  of which shall be the number of  Common  Shares

outstanding  on  such  record  date  plus  the   number   of

additional Common Shares and/or equivalent common shares  to be  offered for subscription or purchase (or into which  the convertible  securities  so  to  be  offered  are  initially convertible); provided, however, that in no event shall  the consideration to be paid upon the exercise of one  Right  be less  than the aggregate par value of the shares of  capital stock  of  the  Corporation issuable upon  exercise  of  one

Right.   In  case such subscription price may be paid  in  a

consideration part or all of which shall be in a form  other than  cash,  the  value of such consideration  shall  be  as determined  in good faith by the Board of Directors  of  the

Corporation,  whose determination shall be  described  in  a statement filed with the Rights Agent.  Common Shares  owned by  or held for the account of the Corporation shall not  be deemed  outstanding for the purpose of any such computation.

Such  adjustment shall be made successively whenever such  a record  date  is fixed; and in the event that  such  rights,

options  or  warrants are not so issued, the Purchase  Price shall be adjusted to be the Purchase Price which would  then be in effect if such record date had not been fixed.

     (c)   In  case the Corporation shall fix a record  date

for  the  making  of a distribution to all  holders  of  the

Common  Shares  (including  any such  distribution  made  in connection  with  a  consolidation or merger  in  which  the

Corporation  is the continuing or surviving corporation)  of evidences  of indebtedness or assets (other than  a  regular cash  dividend  or a dividend payable in Common  Shares)  or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after  such  record date shall be determined by  multiplying the  Purchase  Price  in effect immediately  prior  to  such record  date by a fraction, the numerator of which shall  be the then current per share market price of the Common Shares

on   such  record  date  less  the  fair  market  value  (as

determined  in good faith by the Board of Directors  of  the

Corporation,  whose determination shall be  described  in  a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed  or of  such subscription rights or warrants applicable  to  one

Common  Share  and the denominator of which  shall  be  such current  per  share  market  price  of  the  Common  Shares;

provided,  however, that in no event shall the consideration to  be paid upon the exercise of one Right be less than  the aggregate  par value of the shares of capital stock  of  the

Corporation  to be issued upon exercise of one Right.   Such

adjustments  shall  be  made successively  whenever  such  a

record   date  is  fixed;  and  in  the  event   that   such

distribution is not so made, the Purchase Price shall  again be  adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.



     (d) (i)   For the purpose of any computation hereunder,

the  "current  per share market price" of  any  security  (a

"Security" for the purpose of this Section 11(d)(i)) on  any date  shall be deemed to be the average of the daily closing prices  per  share of such Security for the  30  consecutive

Trading   Days   (as  such  term  is  hereinafter   defined)

immediately prior to such date; provided, however,  that  in the  event  that the current per share market price  of  the

Security  is  determined  during  a  period  following   the

announcement  by  the  issuer of  such  Security  of  (A)  a dividend or distribution on such Security payable in  shares of such Security or securities convertible into such shares,

or  (B) any subdivision, combination or reclassification  of such Security and prior to the expiration of 30 Trading Days

after   the   ex-dividend  date   for   such   dividend   or

distribution,  or  the  record date  for  such  subdivision,

combination  of  reclassification, then, and  in  each  such

case,   the  current  per  share  market  price   shall   be

appropriately adjusted to reflect the current  market  price per  share  equivalent of such Security.  The closing  price for  each day shall be the last sale price, regular way, or,

in case no such sale takes place on such day, the average of the  closing  bid and asked prices, regular way,  in  either case  as  reported in the principal consolidated transaction reporting  system  with  respect  to  securities  listed  or admitted  to trading on the New York Stock Exchange  or,  if the  Security  is not listed or admitted to trading  on  the

New  York  Stock  Exchange,  as reported  in  the  principal consolidated  transaction reporting system with  respect  to securities  listed  on  the  principal  national  securities exchange  on  which the Security is listed  or  admitted  to trading  or,  if the Security is not listed or  admitted  to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid  and low asked prices in the over-the-counter market, as reported by  the  National  Association of Securities  Dealers,  Inc.

Automated Quotations System ("NASDAQ") or such other  system then  in  use, or, if on any such date the Security  is  not quoted  by any such organization, the average of the closing bid  and asked prices as furnished by a professional  market maker  making a market in the Security selected by the Board of  Directors  of the Corporation.  The term  "Trading  Day"

shall  mean a day on which the principal national securities exchange  on  which the Security is listed  or  admitted  to trading is open for the transaction of business or,  if  the

Security  is  not  listed  or admitted  to  trading  on  any national securities exchange, a Business Day.

          (ii) For the purpose of any computation hereunder,

the  "current  per share market price" of the Common  Shares shall  be determined in accordance with the method set forth in  Section 11(d)(i).  If the Common Shares are not publicly held  or  so  listed or traded, "current  per  share  market price" shall mean the fair value per share as determined  in good  faith  by  the Board of Directors, whose determination shall  be  described in a statement filed  with  the  Rights

Agent.



     (e)   No  adjustment  in the Purchase  Price  shall  be

required unless such adjustment would require an increase or decrease  of  at  least 1% in the Purchase Price;  provided,

however,  that  any  adjustments which  by  reason  of  this

Section  11(e) are not required to be made shall be  carried forward and taken into account in any subsequent adjustment.

All  calculations under this Section 11 shall be made to the nearest  cent  or  to  the nearest one ten-thousandth  of  a

Common  Share  or one ten-thousandth of any other  share  or security  as  the  case may be.  Notwithstanding  the  first sentence  of this Section 11(e), any adjustment required  by this  Section 11 shall be made no later than the earlier  of

(i)  three  years  from  the date of the  transaction  which requires  such adjustment or (ii) the date of the expiration of the right to exercise any Rights.



     (f)   If as a result of an adjustment made pursuant  to

Section  11  (a) hereof, the holder of any Right  thereafter exercised  shall become entitled to receive  any  shares  of capital  stock of the Corporation other than Common  Shares,

thereafter  the  number of such other shares  so  receivable upon  exercise  of any Right shall be subject to  adjustment from  time  to  time  in a manner and  on  terms  as  nearly equivalent as practicable to the provisions with respect  to the  Common  Shares contained in Section 11(a) through  (c),

inclusive, and the provisions of Sections 7, 9,  10  and  13 with  respect to the Common Shares shall apply on like terms to any such other shares.



     (g)   All  Rights originally issued by the  Corporation

subsequent  to  any  adjustment made to the  purchase  price hereunder  shall  evidence the right  to  purchase,  at  the

adjusted  Purchase  Price,  the  number  of  Common   Shares

purchasable from time to time hereunder upon exercise of the

Rights,  all  subject  to  further  adjustment  as  provided herein.



     (h)   Unless  the Corporation shall have exercised  its

election as provided in Section 11 (i), upon each adjustment of  the Purchase Price as a result of the calculations  made

in   Sections   11(b)   and  (c),  each  Right   outstanding

immediately  prior  to the making of such  adjustment  shall thereafter  evidence the right to purchase, at the  adjusted

Purchase Price, that number of Common Shares (calculated  to the  nearest one ten-thousandth of a Common Share)  obtained by  (i)  multiplying (x) the number of Common Shares covered by  a Right immediately prior to this adjustment by (y)  the

Purchase   Price  in  effect  immediately  prior   to   such

adjustment  of  the  Purchase Price and  (ii)  dividing  the

product  so  obtained  by  the  Purchase  Price  in   effect

immediately after such adjustment of the Purchase Price.



     (i)  The Corporation may elect on or after the date  of

any adjustment of the Purchase Price to adjust the number of

Rights, in substitution for any adjustment in the number  of

Common  Shares  purchasable upon the exercise  of  a  Right.

Each of the Rights outstanding after such adjustment of  the number  of  Rights shall be exercisable for  the  number  of

Common  Shares for which a Right was exercisable immediately prior  to such adjustment.  Each Right held of record  prior to such adjustment of the number of Rights shall become that number  of  Rights  (calculated  to  the  nearest  one  ten-

thousandth)  obtained  by dividing  the  Purchase  Price  in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of  the Purchase Price.  The Corporation shall make a public announcement of its election to adjust the number of Rights,

indicating the record date for the adjustment, and, if known at  the time, the amount of the adjustment to be made.  This record  date may be the date on which the purchase price  is

adjusted   or  any  day  thereafter,  but,  if   the   Right

Certificates  have been issued, shall be at  least  10  days

later  than the date of the public announcement.   If  Right

Certificates have been issued, upon each adjustment  of  the number  of  Rights  pursuant  to  this  Section  11(i),  the

Corporation shall, as promptly as practicable, cause  to  be distributed  to  holders of record of Right Certificates  on such  record date Right Certificates evidencing, subject  to

Section  14  hereof,  the additional Rights  to  which  such holders  shall  be entitled as a result of such  adjustment,

or,  at  the  option of the Corporation, shall cause  to  be distributed  to  such holders of record in substitution  and replacement for the Right Certificates held by such  holders prior to the date of adjustment, and upon surrender thereof,

if  required  by  the  Corporation, new  Right  Certificates evidencing  all  the Rights to which such holders  shall  be entitled after such adjustment. Right Certificates so to  be distributed  shall be issued, executed and countersigned  in the  manner  provided for herein and shall be registered  in the names of the holders of record of Right Certificates  on the record date specified in the public announcement.



     (j)   Irrespective of any adjustment or change  in  the

Purchase Price or the number of Common Shares issuable  upon

the   exercise   of  the  Rights,  the  Right   Certificates

theretofore  and thereafter issued may continue  to  express the  Purchase  Price and the number of Common  Shares  which were  expressed  in  the initial Right  Certificates  issued hereunder.



     (k)    Before  taking any action that  would  cause  an

adjustment  reducing the Purchase Price below the  then  par value,  if any, of the Common Shares issuable upon  exercise of  the  Rights,  the Corporation shall take  any  corporate action  which  may,  in  the  opinion  of  its  counsel,  be necessary  in  order that the Corporation  may  validly  and legally issue fully paid and nonassessable Common Shares  at such adjusted Purchase Price.



     (l)    In  any  case  in which this  Section  11  shall

require  that  an adjustment in the Purchase Price  be  made effective  as  of a record date for a specified  event,  the

Corporation may elect to defer until the occurrence of  such event the issuing to the holder of any Right exercised after such  record  date  of the Common Shares and  other  capital stock  or  securities of the Corporation, if  any,  issuable upon  such  exercise over and above the  Common  Shares  and other  capital  stock or securities of the  Corporation,  if any,  issuable  upon  such exercise  on  the  basis  of  the

Purchase Price in effect prior to such adjustment; provided,

however, that the Corporation shall deliver to such holder a due  bill  or  other appropriate instrument evidencing  such holder's  right to receive such additional shares  upon  the occurrence of the event requiring such adjustment.



     (m)   Anything  in  this Section  11  to  the  contrary

notwithstanding, the Corporation shall be entitled  to  make such  reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be  advisable in order that any consolidation or subdivision of the Common Shares, issuance wholly for cash of any Common

Shares  at  less  than  the current market  price,  issuance wholly  for  cash  of Common Shares or securities  which  by their  terms are convertible into or exchangeable for Common

Shares, dividends on Common Shares payable in Common  Shares or  issuance  of  rights, options or  warrants  referred  to hereinabove  in  Section  11  (b),  hereafter  made  by  the

Corporation  to holders of its Common Shares  shall  not  be taxable to such shareholders.



     (n)   In  the event that at any time after the date  of

this  Agreement  and  prior to the  Distribution  Date,  the

Corporation  shall (i) declare or pay any  dividend  on  the

Common  Shares  payable in Common Shares or  (ii)  effect  a subdivision,  combination  or consolidation  of  the  Common

Shares (by reclassification or otherwise than by payment  of dividends in Common Shares) into a greater or lessor  number of  Common  Shares, then in any such case (y) the number  of

Common  Shares  purchasable after  such  event  upon  proper exercise  of  each Right shall be determined by  multiplying the number of Common Shares so purchasable immediately prior to  such event by a fraction, the numerator of which is  the number of Common Shares outstanding immediately before  such event  and the denominator of which is the number of  Common

Shares   outstanding  immediately  after  such  event,   and

(z)  each  Common Share outstanding immediately  after  such event  shall have issued with respect to it that  number  of

Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments

provided   for   in  this  Section  11(n)  shall   be   made

successively whenever such a dividend is declared or paid or

such   a   subdivision,  combination  or  consolidation   is

effected.



     Section 12.  Certificate of Adjusted Purchase Price  or

Number  Of  Shares.   Whenever  an  adjustment  is  made  as

provided in Sections 11 and 13 hereof, the Corporation shall promptly  (a)  prepare  a  certificate  setting  forth  such adjustment,  and  a brief statement of the facts  accounting for such adjustment, (b) file with the Rights Agent and with each  transfer agent for the Common Shares a  copy  of  such certificate  and  (c) mail a brief summary thereof  to  each holder of a Right Certificate in accordance with Section  25

hereof.   The  Rights  Agent shall  be  fully  protected  in

relying on such certificate and shall not be deemed to  have knowledge  of any adjustment unless and until it shall  have received such certificate.



     Section  13.  Consolidation, Merger or Sale or Transfer

of  Assets or Earning Power.  Following a Distribution Date,

in   the  event  that,  directly  or  indirectly,  (a)   the

Corporation shall consolidate with, or merge with and  into,

any  Acquiring  Person or any Affiliate or Associate  of  an

Acquiring Person or the Corporation's Common Shares shall be exchanged  for  the shares of any Acquiring  Person  or  any

Associate or Affiliate of an Acquiring Person pursuant to  a mandatory share exchange pursuant to any provision  of  law,

(b) any Acquiring Person or any Affiliate or Associate of an

Acquiring Person shall consolidate with the Corporation,  or merge  with  and  into the Corporation and  the  Corporation shall  be  the continuing or surviving corporation  of  such merger  or consolidation and, in connection with such merger or  consolidation, all or part of the Common Shares shall be changed  into or exchanged for stock or other securities  of any  Acquiring  Person or any Affiliate or Associate  of  an

Acquiring  Person (or the Corporation) or cash or any  other property,  or  (c) the Corporation shall sell  or  otherwise transfer (or one or more of its Subsidiaries shall  sell  or otherwise transfer), in one or more transactions, assets  or

earning   power  (including  without  limitation  securities

creating  any  obligation  on the part  of  the  Corporation and/or  any of its Subsidiaries) aggregating 50% or more  of the  assets  or  earning power of the  Corporation  and  its

Subsidiaries (taken as a whole) to any Acquiring  Person  or

Affiliate or Associate of an Acquiring Person, then, and  in each  such  case,  proper provision shall be  made  so  that

(i)  each  holder  of a Right (except as otherwise  provided herein) shall thereafter have the right to receive, upon the exercise  thereof  in  accordance with  the  terms  of  this

Agreement  and  in lieu of Common Shares of the  Corporation

(if  the  Corporation  is  not the surviving  or  continuing corporation  in  a transaction described in  clause  (a)  or

(b)),  such  number of validly authorized and issued,  fully paid,  nonassessable and freely tradeable Common  Shares  of such  other  Person (including the Corporation as  successor thereto or as the surviving corporation), free and clear  of any  liens,  encumbrances and other adverse claims  and  not subject to any rights of call or first refusal, as shall  be equal  to  the result obtained by (A) multiplying  the  then current  Purchase Price by the number of Common  Shares  for which  a  Right  is  then exercisable (without  taking  into

account   any   adjustment  previously  made   pursuant   to

Section 11(a)(ii) hereof) and dividing that product  by  (B)

50% of the then current per share market price of the Common

Shares   of  such  other  Person  (determined  pursuant   to

Section  11(d) hereof) on the date of consummation  of  such consolidation, merger, sale or transfer; (ii) the Issuer (as defined  below)  of such Common Shares shall  thereafter  be

liable   for,   and  shall  assume,  by   virtue   of   such

consolidation, merger, sale or transfer, all the obligations and  duties  of the Corporation pursuant to this  Agreement;

(iii)  the term "Corporation" shall thereafter be deemed  to refer  to such Issuer; and (iv) such Issuer shall take  such steps (including, but not limited to, the reservation  of  a sufficient  number of its Common Shares) in connection  with such  consummation as may be necessary to  assure  that  the provisions hereof shall thereafter be applicable, as  nearly as  reasonably  may  be, in relation to  the  Common  Shares thereafter deliverable upon the exercise of the Rights.  For purposes of this Section 13, "Issuer" shall mean (x) in  the case  of any event described in Sections 13(a) or (b) above,

the  Person that is the continuing, surviving, resulting  or

acquiring   Person   (including  the  Corporation   as   the

continuing   or  surviving  corporation  of  a   transaction

described  in Section 13(b) above), and (y) in the  case  of any  event described in Section 13(c) above, the Person that is the party receiving the greatest portion of the assets or

earning   power  (including  without  limitation  securities

creating  any  obligation  on the part  of  the  Corporation and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such  case, (A) if (1) no class of equity security  of  such

Person  is,  at  the time of such merger,  consolidation  or transaction and has been continuously over the preceding 12-

month  period,  registered pursuant to  Section  12  of  the

Exchange  Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of  which  is and has been so registered, the term  "Issuer"

shall  mean such other Person; and (B), in case such  Person is  a  Subsidiary, directly or indirectly, of more than  one

Person,  a class of equity security of two or more of  which are  and  have  been so registered, the term "Issuer"  shall mean  whichever of such Persons is the issuer of the  equity

security   having  the  greatest  aggregate  market   value.

Notwithstanding the foregoing, if the Issuer in any  of  the events  listed  above is not a corporation  or  other  legal entity  having outstanding equity securities, then,  and  in each  such case, (i) if the Issuer is directly or indirectly wholly  owned by a corporation or other legal entity  having outstanding equity securities, then all references to Common

Shares of the Issuer shall be deemed to be references to the

Common  Shares  of  the corporation or  other  legal  entity

having   outstanding  equity  securities  which   ultimately

controls  the  Issuer,  and  (ii)  if  there  is   no   such

corporation or other legal entity having outstanding  equity securities, (Y) proper provision shall be made so  that  the

Issuer shall create or otherwise make available for purposes of  the exercise of the Rights in accordance with the  terms of this Agreement, a type or types of security or securities having  a  fair market value at least equal to the  economic value  of  the Common Shares which each holder  of  a  Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding  equity securities;  and (Z) all other provisions of this  Agreement shall  apply  to the issuer of such securities  as  if  such securities  were Common Shares.  The Corporation  shall  not consummate any such consolidation, merger, sale or  transfer unless  prior  thereto the Issuer shall  have  a  sufficient number  of authorized Common Shares (or other securities  as contemplated above) which have not been issued  or  reserved for issuance to permit the exercise in full of the Rights in accordance  with this Section 13 and unless  prior  to  such consummation  the  Corporation and such  Issuer  shall  have executed  and  delivered to the Rights Agent a  supplemental

agreement  providing  for  the  terms  set  forth  in   this

Section 13 and further providing that as soon as practicable after  the  consummation of any such consolidation,  merger,

sale or transfer, the Issuer will



          (i)   prepare  and  file a registration  statement

     under  the  Act,  with respect to the  Rights  and  the

     securities purchasable upon exercise of the  Rights  on

     an  appropriate form, and will use its best efforts  to

     cause   such  registration  statement  to  (A)   become

     effective as soon as practicable after such filing  and

     (B)  remain effective (with a prospectus at  all  times

     meeting  the requirements of the Act) until  the  Final

     Expiration Date; and



          (ii)   deliver to holders of the Rights historical

     financial  statements for the Issuer and  each  of  its

     Affiliates  which  comply  in  all  respects  with  the

     requirements  for  registration on Form  10  under  the

     Exchange Act.



The  Corporation shall not enter into any transaction of the kind  referred to in this Section 13 if at the time of  such transaction  there are any rights, warrants, instruments  or securities  outstanding  or any agreements  or  arrangements which,  as a result of the consummation of such transaction,

would  eliminate  or  substantially  diminish  the  benefits intended  to  be afforded by the Rights.  The provisions  of this  Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.



     Section 14.  Fractional Rights and Fractional Shares.



     (a)   The  Corporation shall not be required  to  issue

fractions  of  Rights  or to distribute  Right  Certificates which evidence fractional Rights. In lieu of such fractional

Rights, there shall be paid to the registered holders of the

Right  Certificates  with regard to  which  such  fractional

Rights would otherwise be issuable, an amount in cash  equal to  the same fraction of the current market value of a whole

Right.   For the purposes of this Section 14(a), the current

market value of a whole Right shall be the closing price  of the Rights for the Trading Day immediately prior to the date on  which  such fractional Rights would have been  otherwise issuable.  The closing price for any day shall be  the  last sale  price,  regular way, or, in case no  such  sale  takes place  on such day, the average of the closing bid and asked prices,  regular  way, in either case  as  reported  in  the principal  consolidated transaction  reporting  system  with respect to securities listed or admitted to trading  on  the

New York Stock Exchange or, if the Rights are not listed  or admitted  to  trading  on the New York  Stock  Exchange,  as reported in the principal consolidated transaction reporting system  with  respect to securities listed on the  principal national securities exchange on which the Rights are  listed or  admitted to trading or, if the Rights are not listed  or admitted to trading on any national securities exchange, the last  quoted price or, if not so quoted, the average of  the high  bid  and  low  asked  prices in  the  over-the-counter market,  as reported by NASDAQ or such other system then  in use or, if on any such date the Rights are not quoted by any such  organization, the average of the closing bid and asked prices as furnished by a professional market maker making  a market  in the Rights selected by the Board of Directors  of the  Corporation.  If on any such date no such market  maker is  making  a  market in the Rights, the fair value  of  the

Rights on such date as determined in good faith by the Board of Directors of the Corporation shall be used.

     (b)   The  Corporation shall not be required  to  issue

fractions of Common Shares upon exercise of the Rights or to distribute  certificates  which evidence  fractional  Common

Shares.    In   lieu  of  fractional  Common   Shares,   the

Corporation  shall pay to the registered  holders  of  Right

Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current  market value of one Common Share.  For the purposes of  this Section 14(b), the current market value of a Common

Share  shall  be  the closing price of a  Common  Share  (as determined pursuant to Section 11(d) hereof) for the Trading

Day immediately prior to the date of such exercise.



     (c)   The  holder of a Right by the acceptance  of  the

Right  expressly waives his right to receive any  fractional

Rights  or  any fractional shares upon exercise of  a  Right

(except as provided above).



     Section 15.  Rights of Action.  All rights of action in

respect  of this Agreement, excepting the rights  of  action given  to  the  Rights Agent under Section  18  hereof,  are vested  in  the respective registered holders of  the  Right

Certificates  (and,  prior  to the  Distribution  Date,  the registered holders of the Common Shares); and any registered

holder   of  any  Right  Certificate  (or,  prior   to   the

Distribution  Date,  of  the  Common  Shares),  without  the consent  of the Rights Agent or of the holder of  any  other

Right  Certificate (or, prior to the Distribution  Date,  of the  Common Shares), may, in his own behalf and for his  own benefit,  enforce, and may institute and maintain any  suit,

action or proceeding against the Corporation to enforce,  or otherwise  act  in  respect of, his right  to  exercise  the

Rights  evidenced by such Right Certificate  in  the  manner provided  in  such Right Certificate and in this  Agreement.

Without limiting the foregoing or any remedies available  to the  holders of Rights, it is specifically acknowledged that the  holders of Rights would not have an adequate remedy  at law for any breach of this Agreement and will be entitled to

specific   performance   of  the  obligations   under,   and

injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.



     Section 16.  Agreement of Right Holders.  Every  holder

of  a Right, by accepting the same, consents and agrees with the  Corporation and the Rights Agent and with  every  other holder of a Right that:



     (a)  prior to the Distribution Date, the Rights will be

transferable  only in connection with the  transfer  of  the

Common Shares;



     (b)    after   the   Distribution   Date,   the   Right

Certificates  shall  be transferable only  on  the  registry books  of  the Rights Agent if surrendered at the  principal office of the Rights Agent, duly endorsed or accompanied  by a proper instrument of transfer; and



     (c)   the Corporation and the Rights Agent may deem and

treat  the  Person in whose name the Right Certificate  (or,

prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and

of   the  Rights  evidenced  thereby  (notwithstanding   any

notations  of ownership or writing on the Right Certificates or  the  associated Common Shares certificate made by anyone other  than  the  Corporation or the Rights Agent)  for  all purposes  whatsoever, and neither the  Corporation  nor  the

Rights  Agent  shall  be  affected  by  any  notice  to  the contrary.



     Section  17.   Right Certificate Holder  Not  Deemed  a

Shareholder.   No holder, as such, of any Right  Certificate

shall  be  entitled to vote, receive dividends or be  deemed for  any  purpose the holder of the Common  Shares,  or  any other securities of the Corporation which may at any time be issuable  on the exercise of the Rights represented thereby,

nor   shall  anything  contained  herein  or  in  any  Right

Certificate  be construed to confer upon the holder  of  any

Right  Certificate,  as  such,  any  of  the  rights  of   a

shareholder of the Corporation or any right to vote for  the election  of  directors  or upon  any  matter  submitted  to shareholders at any meeting thereof, or to give or  withhold consent  to  any corporate action, or to receive  notice  of meetings or other actions affecting shareholders (except  as provided  in Section 25 hereof), or to receive dividends  or subscription rights, or otherwise, until the Right or Rights

evidenced   by  such  Right  Certificate  shall  have   been

exercised in accordance with the provisions hereof.



     Section   18.   Concerning  the  Rights   Agent.    The

Corporation  agrees  to pay to the Rights  Agent  reasonable compensation for all services rendered by it hereunder  and,

from  time  to  time,  on demand of the  Rights  Agent,  its reasonable expenses and counsel fees and other disbursements

incurred  in  the  administration  and  execution  of   this

Agreement  and  the exercise and performance of  its  duties

hereunder.   The  Corporation also agrees to  indemnify  the

Rights Agent for, and to hold it harmless against, any loss,

liability,   or  expense,  incurred,  in  the   absence   of

negligence, bad faith or willful misconduct on the  part  of the Rights Agent, for anything done or omitted by the Rights

Agent  in  connection with the acceptance and administration of  this  Agreement,  including the costs  and  expenses  of defending  against any claim of liability in  the  premises.

In  no case shall the Corporation be liable with respect  to any  action,  proceeding, suit or claim against  the  Rights

Agent  unless  the  Rights  Agent shall  have  notified  the

Corporation, by letter or by facsimile confirmed by  letter,

of  the  assertion of any action, proceeding, suit or  claim against  the  Rights Agent, promptly after the Rights  Agent shall  have  notice  of  any such assertion  of  an  action,

proceeding,  suit  or  claim or have been  served  with  the summons  or  other  first legal action, proceeding  suit  or claim.  The Corporation shall be entitled to participate  at

its   own  expense  in  the  defense  of  any  such  action,

proceeding,  suit  or  claim, and,  if  the  Corporation  so elects, the Corporation shall assume the defense of any such action,  proceeding, suit or claim.  In the event  that  the

Corporation assumes such defense, the Corporation shall  not thereafter  be  liable  for the fees  and  expenses  of  any additional counsel retained by the Rights Agent, so long  as the  Corporation  shall retain counsel satisfactory  to  the

Rights Agent, in the exercise of its reasonable judgment, to defend  such action, proceeding, suit or claim.  The  Rights

Agent agrees not to settle any litigation in connection with any  action, proceeding, suit or claim with respect to which it may seek indemnification from the Corporation without the prior written consent of the Corporation.



     The Rights Agent shall be protected and shall incur  no

liability  for, or in respect of any action taken,  suffered or  omitted by it in connection with, its administration  of this  Agreement  in reliance upon any Right  Certificate  or certificate for the Common Shares or for other securities of the Corporation, instrument of assignment or transfer, power

of   attorney,   endorsement,  affidavit,  letter,   notice,

direction,  consent, certificate, statement, or other  paper or  document believed by it to be genuine and to be  signed,

executed and, where necessary, verified or acknowledged,  by the  proper Person or Persons, or otherwise upon the  advice of counsel as set forth in Section 20 hereof.



     Section 19.  Merger or Consolidation or Change of  Name

of  Rights  Agent.   Any corporation into which  the  Rights

Agent  or any successor Rights Agent may be merged  or  with which  it  may be consolidated, or any corporation resulting from  any merger or consolidation to which the Rights  Agent or  any  successor Rights Agent shall be  a  party,  or  any corporation  succeeding to the stock transfer  or  corporate trust  business of the Rights Agent or any successor  Rights

Agent, shall be the successor to the Rights Agent under this

Agreement  without the execution or filing of any  paper  or any  further  act on the part of any of the parties  hereto,

provided  that  such  corporation  would  be  eligible   for

appointment as a successor Rights Agent under the provisions of  Section  21 hereof.  In case at the time such  successor

Rights  Agent  shall succeed to the agency created  by  this

Agreement  any  of the Right Certificates  shall  have  been countersigned  but not delivered, any such successor  Rights

Agent  may  adopt  the countersignature of  the  predecessor

Rights   Agent  and  deliver  such  Right  Certificates   so

countersigned;  and in case at that time any  of  the  Right

Certificates   shall   not  have  been  countersigned,   any

successor   Rights   Agent   may  countersign   such   Right

Certificates  either in the name of the  predecessor  Rights

Agent  or in the name of the successor Rights Agent; and  in all  such cases such Right Certificates shall have the  full force  provided  in  the  Right  Certificates  and  in  this

Agreement.



     In  case at any time the name of the Rights Agent shall

be  changed  and at such time any of the Right  Certificates shall  have been countersigned but not delivered, the Rights

Agent  may  adopt the countersignature under its prior  name and deliver Right Certificates so countersigned; and in case at  that  time any of the Right Certificates shall not  have been  countersigned, the Rights Agent may  countersign  such

Right  Certificates  either in its  prior  name  or  in  its changed  name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.



     Section 20.  Duties of Rights Agent.  The Rights  Agent

undertakes  the  duties  and  obligations  imposed  by  this

Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Right Certificates,

by their acceptance thereof, shall be bound:



     (a)   The  Rights Agent may consult with legal  counsel

(who  may  be  legal counsel for the Corporation),  and  the

opinion   of  such  counsel  shall  be  full  and   complete

authorization and protection to the Rights Agent as  to  any action  taken  or  omitted  by  it  in  good  faith  and  in accordance with such opinion.



     (b)   Whenever  in the performance of its duties  under

this  Agreement the Rights Agent shall deem it necessary  or desirable  that any fact or matter be proved or  established by  the  Corporation prior to taking or suffering any action hereunder,  such  fact or matter (unless other  evidence  in respect  thereof be herein specifically prescribed)  may  be deemed  to  be  conclusively proved  and  established  by  a certificate signed by any one of the Chairman of the  Board,

the  President,  any Vice President, the  Secretary  or  the

Treasurer  of  the Corporation and delivered to  the  Rights

Agent;  and such certificate shall be full authorization  to the  Rights Agent for any action taken or suffered  in  good faith  by  it  under  the provisions of  this  Agreement  in reliance upon such certificate.



     (c)   The Rights Agent shall be liable hereunder to the

Corporation   and  any  other  Person  only  for   its   own

negligence, bad faith or willful misconduct.



     (d)   The  Rights Agent shall not be liable for  or  by

reason  of  any  of  the  statements  of  fact  or  recitals contained  in  this  Agreement or in the Right  Certificates

(except  its  countersignature thereof) or  be  required  to verify  the  same, but all such statements and recitals  are and  shall  be  deemed to have been made by the  Corporation only.

     (e)    The   Rights  Agent  shall  not  be  under   any

responsibility in respect of the validity of this  Agreement or  the  execution  and  delivery  hereof  (except  the  due execution hereof by the Rights Agent) or in respect  of  the validity  or execution of any Right Certificate (except  its countersignature thereof); nor shall it be  responsible  for any  breach by the Corporation of any covenant or  condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of  the  Rights (including the Rights becoming void pursuant to Section 11(a)(iii) hereof) or any adjustment in the terms of  the  Rights  (including  the manner,  method  or  amount thereof)  provided for in Sections 3, 11, 13, 23 or  24,  or the  ascertaining  of  the existence  of  facts  that  would require  any such change or adjustment (except with  respect to  the  exercise of Rights evidenced by Right  Certificates after  actual  notice  that such  change  or  adjustment  is required);  nor shall it by any act hereunder be  deemed  to make  any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any

Common  Shares will, when issued, be validly authorized  and issued, fully paid and nonassessable.



     (f)   The  Corporation  agrees that  it  will  perform,

execute,  acknowledge and deliver or cause to be  performed,

executed,  acknowledged and delivered all such  further  and other acts, instruments and assurances as may reasonably  be required  by  the  Rights  Agent for  the  carrying  out  or performing  by  the Rights Agent of the provisions  of  this

Agreement.



     (g)  The Rights Agent is hereby authorized and directed

to  accept  instructions with respect to the performance  of its  duties  hereunder from any one of the Chairman  of  the

Board,  the President, any Vice President, the Secretary  or

the  Treasurer  of  the Corporation, and to  apply  to  such officers  for advice or instructions in connection with  its duties,  and it shall not be liable for any action taken  or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for  those instructions. Any application by the Rights Agent for  written instructions from the Corporation may,  at  the option  of the Rights Agent, set forth in writing any action proposed  to  be taken or omitted by the Rights Agent  under this  Agreement  and  the date on and/or  after  which  such action  shall be taken or such omission shall be  effective.

The  Rights  Agent shall not be liable for any action  taken by,  or  omission of, the Rights Agent in accordance with  a proposal  included in any such application on or  after  the date specified in such application (which date shall not  be less than five Business Days after the date any such officer of  the  Corporation  actually  receives  such  application,

unless  any such officer shall have consented in writing  to an earlier date) unless, prior to taking any such action (or the  effective date in the case of an omission), the  Rights

Agent  shall have received written instructions in  response to  such  application specifying the action to be  taken  or omitted.



     (h)   The  Rights Agent and any shareholder,  director,

officer  or  employee of the Rights Agent may buy,  sell  or deal  in  any  of  the  Rights or other  securities  of  the

Corporation   or  become  pecuniarily  interested   in   any

transaction  in which the Corporation may be interested,  or contract  with or lend money to the Corporation or otherwise act  as fully and freely as though it were not Rights  Agent under  this  Agreement.  Nothing herein shall  preclude  the

Rights  Agent  from  acting in any other  capacity  for  the

Corporation or for any other legal entity.



     (i)   The Rights Agent may execute and exercise any  of

the rights or powers hereby vested in it or perform any duty hereunder  either itself or by or through its  attorneys  or agents,  and  the  Rights Agent shall not be  answerable  or accountable  for any act, default, neglect or misconduct  of any  such  attorneys  or  agents or  for  any  loss  to  the

Corporation resulting from any such act, default, neglect or misconduct,  provided reasonable care was exercised  in  the selection and continued employment thereof.



     Section 21.  Change of Rights Agent.  The Rights  Agent

or  any  successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Corporation and to each transfer agent of the Common Shares by registered or certified mail, and to the  holders of the Right Certificates by first-class  mail.

The Corporation may remove the Rights Agent or any successor

Rights Agent upon 30 days' notice in writing, mailed to  the

Rights Agent or successor Rights Agent, as the case may  be,

and  to  each  transfer  agent  of  the  Common  Shares   by

registered  or  certified mail, and to the  holders  of  the

Right  Certificates by first-class mail. If the Rights Agent shall  resign  or  be  removed  or  shall  otherwise  become

incapable  of  acting,  the  Corporation  shall  appoint   a

successor  to  the  Rights Agent.  If the Corporation  shall fail  to  make such appointment within a period of  30  days after  giving notice of such removal or after  it  has  been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder  of a  Right Certificate who shall, with such notice, submit his

Right  Certificate for inspection by the Corporation),  then the registered holder of any Right Certificate may apply  to any court of competent jurisdiction for the appointment of a new  Rights  Agent.  Any  successor  Rights  Agent,  whether appointed  by the Corporation or by such a court,  shall  be

(i)  a  corporation organized and doing business  under  the laws  of  the  United States (or of any other state  of  the

United  States so long as such corporation is authorized  to do  business  as  a banking institution), in good  standing,

which  is  authorized under such laws to exercise  corporate trust or stock transfer powers and is subject to supervision or  examination by federal or state authority and which  has at  the  time of its appointment as Rights Agent a  combined capital  and  surplus  of at least $50  million  or  (ii)  a subsidiary of a corporation described in clause (i) of  this

sentence.   After  appointment, the successor  Rights  Agent

shall  be  vested with the same powers, rights,  duties  and responsibilities  as  if  it had been  originally  named  as

Rights   Agent  without  further  act  or  deed;   but   the

predecessor Rights Agent shall deliver and transfer  to  the successor Rights Agent any property at the time held  by  it hereunder,  and  execute and deliver any further  assurance,

conveyance,  act  or deed necessary for  the  purpose.   Not

later  than  the effective date of any such appointment  the

Corporation  shall file notice thereof in writing  with  the predecessor  Rights  Agent and each transfer  agent  of  the

Common  Shares, and mail a notice thereof in writing to  the registered  holders  of the Right Certificates.  Failure  to give any notice provided for in this Section 21, however, or any  defect  therein,  shall  not  affect  the  legality  or validity  of the resignation or removal of the Rights  Agent or  the  appointment of the successor Rights Agent,  as  the case may be.



     Section   22.    Issuance  of  New  Right  Certificate.

Notwithstanding any of the provisions of this  Agreement  or of  the Rights to the contrary, the Corporation may, at  its option,  issue new Right Certificates evidencing  Rights  in such  form  as may be approved by its Board of Directors  to reflect  any adjustment or change in the Purchase Price  and the number or kind or class of shares or other securities or property  purchasable under the Right Certificates  made  in accordance with the provisions of this Agreement.



     Section 23.  Redemption.



     (a)   The Board of Directors may, at its option, at any

time  prior to the earlier of (i) the Final Expiration  Date and  (ii) such time as a Person becomes an Acquiring Person,

redeem all but not less than all the then outstanding Rights at  a  redemption  price  of $.01 per  Right,  appropriately adjusted  to  reflect  any stock split,  stock  dividend  or similar  transaction occurring after the date  hereof  (such redemption  price  being  hereinafter  referred  to  as  the

"Redemption  Price").  The redemption of the Rights  by  the

Board  of  Directors may be made effective at such  time  on such  basis  and  with  such  conditions  as  the  Board  of

Directors in its sole discretion may establish.



     (b)   Immediately  upon  the action  of  the  Board  of

Directors of the Corporation ordering the redemption of  the

Rights  pursuant to subsection (a) of this Section  23,  and without any further action and without any notice, the right to  exercise  the Rights will terminate and the  only  right thereafter of the holders of Rights shall be to receive  the

Redemption  Price.  The Corporation may, at its  option  pay the  Redemption Price in cash, Common Shares (based upon the

current  per  share  market  price  of  the  Common   Shares

(determined pursuant to Section 11(d) hereof) at the time of redemption)  or  any  other  form  of  consideration  deemed

appropriate  by  the  Board of Directors.   The  Corporation

shall  promptly  give public notice of any such  redemption;

provided,  however, that the failure to give, or any  defect in,  any  such notice shall not affect the validity of  such redemption. Within 10 days after such action of the Board of

Directors ordering the redemption of the Rights pursuant  to paragraph  (a),  the  Corporation shall  mail  a  notice  of redemption to all the holders of the then outstanding Rights at  their  last addresses as they appear upon  the  registry books  of  the  Rights Agent or, prior to  the  Distribution

Date,  on the registry books of the transfer agent  for  the

Common  Shares.  Any notice which is mailed  in  the  manner herein  provided shall be deemed given, whether or  not  the holder  receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption

Price will be made.  Neither the Corporation nor any of  its

Affiliates or Associates may redeem, acquire or purchase for value  any Rights at any time in any manner other than  that specifically set forth in this Section 23 or in  Section  24 hereof,  and  other than in connection with the purchase  of

Common Shares prior to the Distribution Date.



     Section 24.  Exchange.



     (a)  The Board of Directors of the Corporation may,  at

its  option,  at  any  time  after  any  person  becomes  an

Acquiring  Person,  exchange  all  or  part  of   the   then

outstanding and exercisable Rights (which shall not  include

Rights  that have become void pursuant to the provisions  of

Section  11(a)(iii) hereof) for Common Shares at an exchange ratio  of  one Right for one-half of the Common Shares  that would  be  issuable at such time upon the  exercise  of  one

Right  in  accordance with Section 7 hereof  (such  exchange

ratio   being  hereinafter  referred  to  as  the  "Exchange

Ratio").   Notwithstanding  the  foregoing,  the  Board   of

Directors shall not be empowered to effect such exchange  at any  time after any Person (other than the Corporation,  any

Subsidiary of the Corporation, any employee benefit plan  of the  Corporation  or  any  such Subsidiary,  or  any  entity holding  Common Shares for or pursuant to the terms  of  any such  plan), together with all Affiliates and Associates  of such person, becomes the Beneficial Owner of 50% or more  of the Common Shares then outstanding.



     (b)   Any action of the Board of Directors ordering the

exchange  of any Rights pursuant to subsection (a)  of  this

Section  24 shall be irrevocable and, immediately  upon  the action  of  the Board of Directors ordering the exchange  of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to  exercise such Rights shall terminate and the only  right thereafter  of a holder of such Rights shall be  to  receive that  number  of Common Shares equal to the number  of  such

Rights held by such holder multiplied by the Exchange Ratio.

The  Corporation shall promptly give public  notice  of  any such  exchange; provided, however, that the failure to give,

or  any defect in, such notice shall not affect the validity of  such  exchange.  The Corporation promptly shall  mail  a notice  of any such exchange to all of the holders  of  such

Rights  at  their  last addresses as they  appear  upon  the registry  books  of the Rights Agent.  Any notice  which  is mailed  in the manner herein provided shall be deemed given,

whether  or not the holder receives the notice.   Each  such

notice  of  exchange  will state the  method  by  which  the exchange of the Common Shares or other securities for Rights will  be effected and, in the event of any partial exchange,

the  number of Rights which will be exchanged.  Any  partial exchange  shall be effected pro rata based on the number  of

Rights (other than Rights which have become void pursuant to the  provisions of Section 11(a)(iii) hereof) held  by  each holder of Rights.



     (c)   In any exchange pursuant to this Section 24,  the

Corporation, at its option, may substitute equivalent common shares, as such term is defined in Section 11(h) hereof, for

Common  Shares  exchangeable for  Rights,  as  appropriately adjusted to reflect adjustments in the voting rights of  the

Common  Shares pursuant to the terms thereof,  so  that  the fraction of an equivalent common share delivered in lieu  of each  Common Share shall have the same voting rights as  one

Common Share.



     (d)   In  the  event that there shall not be sufficient

Common  Shares issued but not outstanding or authorized  but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Corporation shall  take all  such action as may be necessary to authorize additional

Common Shares for issuance upon exchange of the Rights.



     (e)   The  Corporation shall not be required  to  issue

fractions  of  Common  Shares or to distribute  certificates which  evidence fractional Common Shares.  In lieu  of  such fractional Common Shares, the Corporation shall pay  to  the registered holders of the Right Certificates with regard  to which  such  fractional  Common Shares  would  otherwise  be issuable an amount in cash equal to the same fraction of the

current  market  value  of a whole Common  Share.   For  the

purposes of this paragraph (e), the current market value  of a  whole Common Share shall be the closing price of a Common

Share  (as determined pursuant to Section 11(d) hereof)  for the  Trading  Day immediately prior to the date of  exchange pursuant to this Section 24.



Section 25.  Notice of Certain Events.



     (a)   At  any time following the Distribution Date,  in

case  the  Corporation shall propose (i) to pay any dividend payable  in stock of any class to the holders of its  Common

Shares  or to make any other distribution to the holders  of its  Common  Shares  (other than a  regular  quarterly  cash dividend), (ii) to offer to the holders of its Common Shares rights  or  warrants  to subscribe for or  to  purchase  any additional Common Shares or shares of stock of any class  or any  other  securities, rights or options, (iii)  to  effect any  reclassification of its Common Shares, (iv)  to  effect any  consolidation or merger into or with, or to effect  any sale  or  other transfer (or to permit one or  more  of  its

Subsidiaries to effect any sale or other transfer),  in  one or  more  transactions,  of 50% or more  of  the  assets  or earning power of the Corporation and its Subsidiaries (taken as  a  whole)  to, any other Person, or (v)  to  effect  the liquidation,  dissolution or winding up of the  Corporation,

then, in each such case, the Corporation shall give to  each holder of a Right Certificate, in accordance with Section 26 hereof,  a  notice  of  such proposed  action,  which  shall specify  the  record  date for the purposes  of  such  stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale,

transfer, liquidation, dissolution, or winding up is to take place  and the date of participation therein by the  holders of  the Common Shares, if any such date is to be fixed,  and such  notice  shall be so given in the case  of  any  action covered  by clause (i) or (ii) above at least 10 days  prior to  the  record date for determining holders of  the  Common

Shares  for purposes of such action, and in the case of  any such other action, at least 10 days prior to the date of the taking  of such proposed action or the date of participation therein by the holders of the Common Shares, whichever shall be the earlier.



     (b)   In  case any event set forth in Section 11(a)(ii)

hereof  shall occur, then the Corporation shall as  soon  as practicable  thereafter  give to  each  holder  of  a  Right

Certificate, in accordance with Section 26 hereof, a  notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders  of

Rights under Section 11(a)(ii) hereof.



     Section 26.  Notices.  Notices or demands authorized by

this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Corporation shall  be  sufficiently given or made if sent by first-class mail,  postage prepaid, addressed (until another address  is filed in writing with the Rights Agent) as follows:



                    IPALCO Enterprises, Inc.
                    One Monument Circle
                    Post Office Box 1595
                    Indianapolis, Indiana 46206
                    Attention:  John R. Hodowal
                                Chairman  of the  Board  and
                                President


Subject  to the provisions of Section 21 hereof, any  notice or  demand authorized by this Agreement to be given or  made by the Corporation or by the holder of any Right Certificate to  or  on  the Rights Agent shall be sufficiently given  or made if sent by first-class mail, postage prepaid, addressed

(until  another  address  is  filed  in  writing  with   the

Corporation) as follows:



                    First Chicago Trust Company of New York
                    525 Washington Blvd., Suite 4660
                    Jersey City, NJ 07310
                    Attention:    Tenders   and    Exchanges
                    Administration


Notices or demands authorized by this Agreement to be  given or made by the Corporation or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if  sent by first-class mail, postage prepaid, addressed  to such  holder at the address of such holder as shown  on  the registry books of the Corporation prior to issuance of Right

Certificates;  otherwise, at the address of such  holder  as shown on the registry books of the Rights Agent.



     Section 27.  Supplements and Amendments.  Prior to  the

Distribution  Date,  if  the  Corporation  so  directs,  the

Corporation and the Rights Agent shall supplement  or  amend any  provision  of  this Agreement in any manner  which  the

Corporation may deem desirable without the approval  of  any

holders  of  Rights  or  certificates  representing   Common

Shares.  From  and  after  the  Distribution  Date,  if  the

Corporation  so directs, the Corporation, upon  approval  by the Board of Directors and the Rights Agent shall supplement or  amend this Agreement without the approval of any holders of  Rights  or  Certificates representing Common  Shares  in order  (i)  to  cure  any  ambiguity,  (ii)  to  correct  or supplement  any  provision contained  herein  which  may  be defective or inconsistent with any other provisions  herein,

(iii)  to shorten or lengthen any time period hereunder,  or

(iv) to change or supplement the provisions hereunder in any manner  which the Corporation, upon such approval, may  deem desirable,  including  without limitation  the  addition  of other  events  requiring  adjustment  to  the  Rights  under

Sections  11 or 13 or procedures relating to the  redemption of  the Rights, which change, amendment or supplement  shall not  adversely affect the interests of the holders of Rights

Certificates (other than an Acquiring Person or an Affiliate or  Associate  of any such Person); provided, however,  that this  Agreement may not be supplemented or amended  pursuant to  this  sentence to lengthen, pursuant to clause (iii)  of this  sentence,  any time period unless such lengthening  is specifically  contemplated hereby or is for the  purpose  of protecting, enhancing or clarifying the rights  of,  or  the benefits to, the holders of Rights. Upon the delivery  of  a certificate from the President or any Vice President of  the

Corporation  which  states that the proposed  supplement  or

amendment   is  in  compliance  with  the  terms   of   this

Section  27, the Rights Agent shall execute such  supplement or amendment; provided, however, that the failure or refusal of  the Rights Agent to execute such supplement or amendment shall  not  affect  the validity or effective  date  of  any

supplement   or   amendment  adopted  by  the   Corporation.

Notwithstanding anything in this Agreement to the  contrary,

no supplement or amendment shall be made which decreases the stated  Redemption  Price or the period  of  time  remaining until the Final Expiration Date.



     Section 28. Additional Covenants.



     (a)    Notwithstanding  any  other  provision  of  this

Agreement, no adjustment to the number of Common Shares  (or fractions of a share) or other securities for which a  Right is  exercisable or any similar or other adjustment shall  be made  or  be  effective if such adjustment  would  have  the effect  of reducing or limiting the benefits the holders  of the  Rights would have had absent such adjustment, including the  benefits under Sections 11 and 13 and this Section  28,

unless  the  terms of this Agreement are amended  so  as  to preserve such benefits.

     (b)   The Corporation covenants and agrees that,  after

the Distribution Date, except as permitted by Section 27, it shall  not take (or permit any Subsidiary of the Corporation to  take) any action if at the time such action is taken  it is  intended or reasonably foreseeable that such action will reduce  or otherwise limit the benefits the holders  of  the

Rights  would  have  had absent such action,  including  the

benefits under Sections 11 and 13 and this Section 28.   Any

action taken by the Corporation during any period after  any

Person  becomes  an  Acquiring  Person  but  prior  to   the

Distribution Date shall be null and void unless such  action could  be taken under this Section 28(b) from and after  the

Distribution Date.  The Corporation shall not consummate any transaction described in Section 13(a), (b) or  (c)  if  any

Issuer (as defined in Section 13) of Common Shares for which

Rights   may   be  exercised  after  such  transactions   in

accordance with Section 13 shall have taken any action  that reduces or otherwise limits the benefits the holders of  the

Rights  would  have  had absent such action,  including  the benefits under this Section 28.



     Section   29.   Successors.   All  the  covenants   and

provisions  of this Agreement by or for the benefit  of  the

Corporation or the Rights Agent shall bind and inure to  the

benefit   of   their  respective  successors   and   assigns

hereunder.



     Section  30.  Benefits of this Agreement.   Nothing  in

this  Agreement shall be construed to give to any Person  or corporation other than the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to  the  Distribution Date, the Common Shares) any legal  or equitable  right, remedy or claim under this Agreement;  but this  Agreement shall be for the sole and exclusive  benefit of  the  Corporation, the Rights Agent  and  the  registered holders  of  the  Right  Certificates  (and,  prior  to  the

Distribution Date, the Common Shares).

     Section  31.   Severability.  If any  term,  provision,

covenant or restriction of this Agreement is held by a court of  competent jurisdiction or other authority to be invalid,

void   or   unenforceable,  the  remainder  of  the   terms,

provisions,  covenants and restrictions  of  this  Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.



     Section  32.  Governing Law.  THIS AGREEMENT  AND  EACH

RIGHT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO  BE  A

CONTRACT MADE UNDER THE LAWS OF THE STATE OF INDIANA AND FOR

ALL   PURPOSES  SHALL  BE  GOVERNED  BY  AND  CONSTRUED   IN

ACCORDANCE  WITH  THE  LAWS  OF  SUCH  STATE  APPLICABLE  TO

CONTRACTS  TO  BE  MADE AND PERFORMED ENTIRELY  WITHIN  SUCH

STATE;  PROVIDED,  HOWEVER, THAT THE CONTRACTUAL  PROVISIONS

PERTAINING TO THE RIGHTS AGENT CONTAINED IN SECTIONS 18, 19,

20  AND  21  OF  THIS  AGREEMENT SHALL BE  GOVERNED  BY  AND

CONSTRUED  IN  ACCORDANCE WITH THE  LAWS  OF  THE  STATE  OF

NEW YORK.



     Section  33.   Counterparts.   This  Agreement  may  be

executed  in  any number of counterparts and  each  of  such counterparts  shall  for all purposes be  deemed  to  be  an

original,   and   all  such  counterparts   shall   together

constitute but one and the same instrument.



     Section   34.    Descriptive   Headings.    Descriptive

headings  of  the  several Sections of  this  Agreement  are inserted  for  convenience only and  shall  not  control  or affect  the meaning or construction of any of the provisions hereof.



     IN WITNESS WHEREOF, the parties hereto have caused this

Agreement  to be duly executed and attested, all as  of  the day and year first above written.



                              IPALCO ENTERPRISES, INC.


                              By: /s/ Bryan G. Tabler
                                  Bryan G. Tabler
                                  Secretary and General Counsel

Attest:


By: /s/ Clark L. Snyder
        Clark L. Snyder, Assistant Secretary


                              FIRST CHICAGO TRUST COMPANY
                                 OF NEW YORK


                              By: /s/ Gerard O'Leary
                                 Gerard O'Leary
                                 Assistant Vice President

Attest:


By:/s/ Mary E. Garcia
   Mary E. Garcia
   Customer Service Officer
                                                   EXHIBIT A


                 Form of Right Certificate

Certificate No. R-                             ______ Rights


NOT   EXERCISABLE  AFTER  APRIL  28,  2008  OR  EARLIER   IF
REDEMPTION  OR  EXCHANGE OCCURS. THE RIGHTS ARE  SUBJECT  TO
REDEMPTION  AT $.01 PER RIGHT AND TO EXCHANGE ON  THE  TERMS
SET FORTH IN THE RIGHTS AGREEMENT.

                     Right Certificate

                  IPALCO ENTERPRISES, INC.

     This  certifies  that                             ,  or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 28, 1990 as amended and restated as of April 28, 1998 (the "Rights Agreement"), between IPALCO Enterprises, Inc., an Indiana corporation (the "Corporation"), and First Chicago Trust Company of New York, (the "Rights Agent"), to purchase from the Corporation at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., eastern standard time, on April 28, 2008 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one fully paid nonassessable share of the Common Stock, without par value, of the Corporation (the "Common Shares"), at a purchase price of $120.00 per Common Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 28, 1998, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     If the Rights evidenced by this Rights Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Corporation and of the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Corporation and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. In no event will certificates for fractional Rights be issued.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed in whole, but not in part, by the Corporation at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for half of the number of securities for which each Right is then exercisable per Right.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Corporation which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation, and its corporate seal. Dated as of _________ __, ____.


ATTEST:                       IPALCO ENTERPRISES, INC.


____________________          By:________________________________
     Secretary                          President

Countersigned:

First Chicago Trust Company of New York

By:______________________________
    Authorized Signature

         Form of Reverse Side of Right Certificate

                     FORM OF ASSIGNMENT


  (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

     FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto

       (Please print name and address of transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________________________________,
Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: _______________, __ __




                                   __________________________
                                   Signature




Signature Guaranteed:

     Signatures must be guaranteed by an eligible guarantor institution which is a participant in a Securities Transfer Association recognized signature guarantee program (most banks, credit unions and other financial institutions will be participants in a recognized program).

______________________________________________________________

                        CERTIFICATE

     The   undersigned  hereby  certifies  that  (1)  Rights
evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

                                   _________________________
                                   Signature

____________________________________________________________

   Form of Reverse Side of Right Certificate -- continued

                FORM OF ELECTION TO PURCHASE

            (To be executed if holder desires to
              exercise the Right Certificate.)

To IPALCO ENTERPRISES, INC.:

     The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

Please insert social security
or other identifying number:  ________________________

____________________________________________________________________
              (Please print name and address)




If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ________________________________


              (Please print name and address)



Dated: _______________, __ __




                                   ___________________________
                                   Signature


Signature Guaranteed:

     Signatures must be guaranteed by an eligible guarantor institution which is a participant in a Securities Transfer Association recognized signature guarantee program (most banks, credit unions and other financial institutions will be participants in a recognized program).

   Form of Reverse Side of Right Certificate -- continued

________________________________________________________________


                        CERTIFICATE

     The   undersigned  hereby  certifies  that  the  Rights
evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                   ______________________________
                                   Signature


_________________________________________________________________

                           NOTICE

     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Corporation and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.


                                                   EXHIBIT B

[The following summary is a summary of the Rights Plan after being amended and restated on April 28, 1998 and is intended for informational purposes only. A summary of the provisions of the Rights Plan dated June 28, 1990 prior to the amendment and restatement of the Rights Plan was distributed to shareholders after the adoption of the Rights Plan. Distribution of this summary is not required for purposes of the Rights Plan.]

        SUMMARY OF RIGHTS TO PURCHASE COMMON SHARES

     On June 26, 1990, the Board of Directors of IPALCO Enterprises, Inc. (the "Company") declared a dividend of one common share purchase right (a "Right" or "Rights") for each outstanding share of all common stock, no par value (the "Common Shares"), of the Company. The dividend was payable on July 11, 1990 (the "Record Date") to the shareholders of record as of that date. If and when the Rights become exercisable, each Right will entitle the registered holder to purchase from the Company one Common Share at a purchase price of $120.00 (the "Purchase Price"), although the price may be adjusted as described below. The description and terms of the Rights are set forth in a Rights Agreement dated June 28, 1990, and amended and restated as of April 28, 1998 (the "Rights Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent").

TRADING AND DISTRIBUTION OF RIGHTS

     Initially, shareholders will not receive a separate certificate for the Rights. The Rights will be represented by the outstanding Common Share certificates with a copy of the Summary of Rights distributed to shareholders (prior to the amendment and restatement of the Rights Plan) attached thereto and the Rights cannot be bought, sold or otherwise traded separately from the Common Shares. Certificates for Common Shares issued after the Record Date will carry a notation that indicates that Rights are attached to the Common Shares and that the terms of the Rights Agreement are incorporated therein.

     Separate certificates representing the Rights will be distributed as soon as practicable after the "Distribution
Date", which is the earliest to occur of:

          (1) the Close of Business on the day the Company learns that a person or group of affiliated or associated persons has acquired beneficial ownership of more than 15% of the outstanding Common Shares (such person or group of persons therefore becoming an "Acquiring Person") or

          (2) the Close of Business on such date as may be designated by action of the Board of Directors following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which could result in the beneficial ownership by a person or group of more than 15% of such outstanding Common Shares.

     Until the Distribution Date (or earlier exchange, redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.


EXERCISABILITY AND EXPIRATION

     The holders of the Rights are not required to take any action until the Rights become exercisable. As described above, the Rights are not exercisable until the Distribution Date. Holders of the Rights will be notified that the Rights have become exercisable when the Rights Agent mails the Rights Certificates. The Rights will expire on April 28, 2008 (the "Final Expiration Date"), unless the
Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

ADJUSTMENTS

     In order to protect the value of the Rights to the holders, the Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (2) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price less than the then current market price of Common Shares, or (3) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants, other than those referred to above.

     These adjustments are called anti-dilution provisions and are intended to ensure that a holder of Rights will not be adversely affected by the occurrence of such events.
With certain exceptions, the Company is not required to adjust the Purchase Price until cumulative adjustments require a change of at least 1% in the Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

FLIP-OVER EVENTS AND FLIP-IN EVENTS

     In the event that (1) the Company is acquired in a merger or other business combination transaction with an Acquiring Person or an Affiliate or Associate of an
Acquiring Person and the Company is not the surviving corporation, or (2) any Acquiring Person or Affiliate or Associate of an Acquiring Person consolidates or merges with the Company and all or part of the Company's Common Shares are exchanged for securities, cash or property of such Acquiring Person or Affiliate or Associate of an Acquiring Person, or (3) 50% or more of the Company's consolidated assets or earning power are sold to an Acquiring Person or Affiliate or Associate of an Acquiring Person (collectively, "Flip-Over Events"), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that someone becomes an Acquiring Person (a "Flip-In Event"), proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

EXCHANGE OPTION

     At any time after a person becomes an Acquiring Person, and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one half of the number of securities for which each Right is then exercisable per Right (subject to adjustment).

REDEMPTION

     At any time prior the earlier of (i) the time a person becomes an Acquiring Person and (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

OTHER PROVISIONS

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, win have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement as amended and restated has been filed with the Securities and Exchange Commission as an Exhibit to the Amendment dated April 28, 1998 to the Company's Registration Statement on Form 8-A dated June 29, 1990. A copy of the Rights Agreement is available from the Company at no charge upon written request. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by this reference.